SUPPLEMENT DATED SEPTEMBER 1, 1999
                      TO PROSPECTUS DATED SEPTEMBER 1, 1999

                            THE SHEPHERD VALUES FUNDS


         UNTIL FURTHER NOTICE, ONLY THE SHEPHERD VALUES MARKET NEUTRAL FUND AND THE SHEPHERD VALUES GROWTH FUND ARE AVAILABLE FOR PURCHASE.

         On June 1, 1999, National Capital Companies, LLC acquired Cornerstone Capital Management, Inc., the investment advisor to the Shepherd Values Funds. Under the Investment Company Act of 1940, the acquisition is considered an assignment of the advisor's management agreements with the Shepherd Values Funds, and new management agreements must be approved by the shareholders of each Fund. Cornerstone Capital Management, Inc. will not be compensated for its services from June 1, 1999 until the new management agreements are approved by the shareholders at a meeting called for such purpose.

This Supplement, and the Prospectus dated September 1, 1999, contain information that you should know before investing in a Fund and should be retained for future reference. Additional information is included in the Statement of Additional Information dated September 1, 1999, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request and without charge by calling 877-636-2766.